UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8852

John Hancock Institutional Series Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Independence Diversified Core Equity Fund II

Semiannual Report

8.31.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 15

Notes to financial
statements
page 19

For more information
page 28

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the six-month period ended August 31, 2007; however, stocks still posted a strong gain of 5.70%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks above-average total return, consisting of capital appreciation and income, by normally investing at least 80% of its assets in a diversified portfolio of equity securities which are primarily large-capitalization companies.

Over the last six months

► Stocks pushed higher but were rocked by volatility in July and August, as sub-prime mortgage concerns intensified and fueled worries about the strength of the broader economy.

►The Fund underperformed the Russell 1000 Index, with technology, health care and financials exerting the most negative impact on the Fund's results, and basic materials the most positive.

►The Fund had minimal direct exposure to the subprime mortgage market and prompt steps were taken to further limit that exposure.

Top 10 holdings

Exxon Mobil Corp.	4.9%	Boeing Co. (The)	2.1%

Citigroup, Inc.	3.1%	Schering-Plough Corp.	2.1%

General Electric Co.	3.0%	Microsoft Corp.	2.0%

International Business Machines Corp.	2.8%	Nokia Corp.	2.0%

JPMorgan Chase & Co.	2.6%	News Corp. (Class A)	2.0%

As a percentage of net assets on August 31, 2007.

Managers’ report

John Hancock

Independence Diversified Core
Equity Fund II

Large-cap stocks posted respectable gains for the six months ended August 31, 2007, amid increasing concerns about the subprime mortgage situation and growing fears about a more pronounced slowdown in the U.S. economy. These fears caused the market to sell off sharply from mid-July to mid-August. In late July, for example, Countrywide Financial, the nation’s biggest mortgage lender and a player in the subprime space, reported a sharp decline in quarterly profits and slashed its full-year earnings outlook, helping to send the market lower.

However, during the second half of August, the market managed to trim some of its losses, as investors began to consider the possibility that the Federal Reserve Board might counter the market volatility by reducing short-term interest rates. Since increasing the federal funds rate to 5.25% in June 2006, the Fed had made no changes in the closely watched short-term rate by the end of August. However, the central bank stepped in several times during the most volatile days of July and August to add liquidity to the banking system, mainly by executing short-term repurchase agreements.

While the Fund was hurt by the late-period weakness in the broader market, our direct exposure to the subprime mess was minimal. We did own Bear Stearns Cos. when the problems surfaced with its two hedge

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

Alcan	▲	Bidding war drives stock sharply higher

Nokia	▲	Market share gains from competitor

Mylan Laboratories	▲	Tepid reaction to announced acquisition

By John C. Forelli and Jay C. Leu for the Portfolio Management Team,
Independence Investments LLC

funds, but we sold the stock in June and limited the Fund’s loss to single digits, thereby avoiding more serious damage later in the period. Other financial holdings, such as Goldman Sachs Group, Inc. and JPMorgan Chase & Co., performed poorly because of growing worries about investment banking earnings and narrowing interest rate margins, respectively. We continued to monitor these two positions but remained comfortable with them at period-end.

“Large-cap stocks posted
respectable gains for the six
months ended August 31, 2007…”

Large caps were the best-performing size group, outdistancing mid caps and small caps in an environment where investors grew more defensive. Interestingly, though, that defensiveness did not help value stocks, which trailed growth shares by a significant margin across all size categories.

Performance summary

For the six months ending August 31, 2007, John Hancock Independence Diversified Core Equity Fund II had a total return of 4.23% at net asset value, compared with 5.14% for the average large-cap blend fund tracked by Morningstar, Inc., 5.70% for the Standard & Poor’s 500 Index and 5.10% for the Russell 1000 Index. Historical performance can be found on pages six and seven. A significant portion of the Fund’s gain during the period came from the payments received from our participation in several class action lawsuits dating back to the dot-com implosion in 2000–2002. From time to time the Fund may receive proceeds from litigation settlements, without which performance would be lower. Details on these payments are available in a footnote on page 22.

The Fund’s underperformance was due in large part to the market’s increasing volatility, which typically creates a difficult environment for our

Independence Diversified Core Equity Fund II

disciplined style of investing in undervalued companies with improving fundamentals. When emotions run high and investors act out of fear, they are generally less focused on company fundamentals, which is at odds with the way we operate. As might be expected, therefore, the Fund was ahead of its benchmark through May but lost ground over the summer.

Basic materials sector adds value

The basic materials sector had by far the most positive impact on performance compared with the benchmark. Canadian aluminum producer Alcan Inc. was the standout in this group, as a bidding war pushed Alcan’s stock up substantially. Lyondell Chemical Co., another contributor for the Fund, also benefited from a takeover bid — in this case from Dutch chemical company Basell Holdings B.V.

Despite the poor overall relative performance of our technology holdings, Finnish cellular handset maker Nokia Corp. was able to buck the trend, gaining market share at the expense of rival Motorola. IBM Corp. contributed as well, reporting a positive earnings surprise for the second quarter driven by recent software-related corporate acquisitions and improved profitability in its services division. The acquisitions are part of the company’s strategic plan to raise its software unit’s share of total profit by 2010 — an initiative we believe bodes well for IBM’s long-term health. In the health care sector, drug company Schering-Plough Corp. turned in a strong gain, aided by effective cost-cutting and better-than-expected sales of Vytorin, the company’s cholesterol medication developed in partnership with Merck. Expected synergies from the acquisition of Organon BioSciences, announced in March, also boosted Schering-Plough’s share price.

SECTOR DISTRIBUTION[1]
Financials	18%
Information technology	17%
Health care	13%
Industrials	12%
Energy	12%
Consumer discretionary	11%
Consumer staples	5%
Telecommunication
services	4%
Materials	4%
Utilities	4%

Technology, health care and financials hurt

Technology was the sector with the largest negative impact on the Fund’s results. Within that group, printer maker Lexmark International, Inc. proved to be a disappointment. The company twice scaled back second-quarter earnings estimates and then said its difficulties would extend into the third quarter due to higher-than-expected costs and lackluster

Independence Diversified Core Equity Fund II

sales of ink cartridges. Given these disappointments, we sold the stock. Another technology holding weighing on our results was Apple, which hurt on a relative basis because the Fund had a negligible stake in it earlier in the period, when the stock posted its strongest gains. As the period progressed and we became more confident about the prospects for the iPhone and other aspects of Apple’s business, we increased our exposure.

“The Fund’s underperformance
was due in large part to the
market’s increasing volatility…”

In health care, generic drug maker Mylan Laboratories, Inc. declined after the company announced it planned to purchase the generic drug division of German firm Merck KGA and investors reacted skeptically to the price and terms of the deal. Also dampening our results in health care was nutritional supplement manufacturer, distributor and marketer NBTY, Inc., which suffered from decelerating sales volume as the period progressed. Meanwhile, retailer J.C. Penney Co., Inc. experienced disappointing sales in May and also was hampered by investors’ growing fear that a slowing economy might hurt retailers.

Outlook

While the recent weakness in share prices has been no picnic, we believe that investors with a longer-term focus need not be overly concerned. At the margin, we’ve made the Fund a bit more defensive, favoring slightly larger companies, on average. That said, we continue to be confident in our emphasis on quality companies at reasonable prices. Benjamin Graham, the father of value investing, once observed that in the short term the stock market is a voting machine, but in the long term it’s a weighing machine. By that, we think he meant that strong fundamentals tend to be recognized in the long run, even if emotions sometimes rule the day over shorter periods of time.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of net assets on August 31, 2007.

Independence Diversified Core Equity Fund II

A look at performance

For the periods ended August 31, 2007

		Average annual returns			Cumulative total returns

	Inception
Class	date	1-year	5-year	10-year	6-month	1-year	5-year	10-year

I1	3-10-95	14.06%	11.89%	6.53%	4.23%	14.06%	75.40%	88.30%

Performance figures assume all distributions are reinvested. The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The gross expense is 1.04% for Class I.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s prospectus.

Independence Diversified Core Equity Fund II

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Independence
Diversified Core Equity Fund II for the period indicated assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 1000 Index.

Russell 1000 Index is an unmanaged index that includes 1,000 widely traded common stocks. It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value.

Independence Diversified Core Equity Fund II

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2007, with the same investment held until August 31, 2007.

	Account value	Ending value	Expenses paid during period
	on 3-1-07	on 8-31-07	on 8-31-07[1]

Class I	$1,000.00	$1,042.30	$10.31

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2007 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Independence Diversified Core Equity Fund II

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2007, with the same investment held until August 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 3-1-07	on 8-31-07	on 8-31-07 [1]

Class I	$1,000.00	$1,002.50	$10.18

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 2.01%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Independence Diversified Core Equity Fund II

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 8-31-07 (unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 100.04%		$5,615,057
(Cost $4,596,634)

Aerospace & Defense 3.14%		176,341

Boeing Co. (The)	1,240	119,908

Raytheon Co.	920	56,433

Agricultural Products 1.08%		60,828

Archer Daniels Midland Co.	1,060	35,722

Monsanto Co.	360	25,106

Air Freight & Logistics 1.70%		95,522

C.H. Robinson Worldwide, Inc.	370	18,145

United Parcel Service, Inc. (Class B)	1,020	77,377

Apparel Retail 0.30%		17,072

Gap, Inc. (The)	910	17,072

Apparel, Accessories & Luxury Goods 0.81%		45,324

Polo Ralph Lauren Corp.	600	45,324

Application Software 0.68%		38,279

Compuware Corp. (I)	4,720	38,279

Asset Management & Custody Banks 0.33%		18,303

Ameriprise Financial, Inc.	300	18,303

Broadcasting & Cable TV 1.68%		94,001

DIRECTV Group, Inc. (The) (I)	1,440	33,595

Liberty Global, Inc. (Class A) (I)	490	20,080

Liberty Media Corp. — Capital (Series A)	370	40,326

Building Products 0.30%		16,942

American Standard Cos., Inc.	460	16,942

Communications Equipment 2.56%		143,488

CommScope, Inc. (I)	560	31,696

Nokia Corp., ADR (Finland) (F)	3,400	111,792

Computer & Electronics Retail 0.48%		27,098

RadioShack Corp.	1,140	27,098

Computer Hardware 5.12%		287,516

Apple, Inc. (I)	130	18,002

Hewlett-Packard Co.	1,590	78,466

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Computer Hardware (continued)

International Business Machines Corp.	1,360	$158,698

NCR Corp. (I)	650	32,350

Computer Storage & Peripherals 0.38%		21,494

Emulex Corp. (I)	1,100	21,494

Construction & Farm Machinery & Heavy Trucks 3.27%		183,232

AGCO Corp. (I)	1,630	70,416

Caterpillar, Inc.	770	58,343

Cummins, Inc.	460	54,473

Consumer Finance 0.47%		26,379

American Express Co.	450	26,379

Department Stores 2.39%		134,248

Kohl’s Corp. (I)	1,000	59,300

Penney (J.C.) Co., Inc.	1,090	74,948

Diversified Banks 1.82%		102,368

Wachovia Corp.	2,090	102,368

Diversified Chemicals 1.29%		72,471

Dow Chemical Co. (The)	1,700	72,471

Diversified Financial Services 7.17%		402,122

Bank of America Corp.	1,540	78,047

Citigroup, Inc.	3,760	176,269

JPMorgan Chase & Co.	3,320	147,806

Diversified Metals & Mining 1.01%		56,823

Freeport-McMoRan Copper & Gold, Inc. (Class B)	650	56,823

Diversified REITs 0.15%		8,527

Vornado Realty Trust	80	8,527

Education Services 0.33%		18,666

ITT Educational Services, Inc. (I)	170	18,666

Electric Utilities 0.55%		30,572

Edison International	580	30,572

Electronic Equipment Manufacturers 0.17%		9,464

Agilent Technologies, Inc. (I)	260	9,464

General Merchandise Stores 1.01%		56,700

Target Corp.	860	56,700

Health Care Distributors 2.91%		163,290

AmerisourceBergen Corp.	1,380	66,033

McKesson Corp.	1,700	97,257

Health Care Equipment 0.59%		33,203

Baxter International, Inc.	230	12,595

Medtronic, Inc.	390	20,608

Health Care Technology 0.23%		12,711

Hlth Corporation (I)	860	12,711

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Hotels, Resorts & Cruise Lines 0.90%		$50,580

Royal Caribbean Cruises Ltd. (Liberia) (F)	1,330	50,580

Household Appliances 0.27%		15,426

Whirlpool Corp.	160	15,426

Household Products 0.70%		39,186

Procter & Gamble Co. (The)	600	39,186

Housewares & Specialties 0.70%		39,230

Jarden Corp. (I)	520	17,051

Newell Rubbermaid, Inc.	860	22,179

Human Resource & Employment Services 0.28%		15,970

Robert Half International, Inc.	500	15,970

Industrial Conglomerates 2.99%		167,918

General Electric Co.	4,320	167,918

Integrated Oil & Gas 7.46%		418,536

Chevron Corp.	110	9,654

Exxon Mobil Corp.	3,190	273,479

Occidental Petroleum Corp.	1,870	106,010

Royal Dutch Shell Plc, ADR (Netherlands) (F)	380	29,393

Integrated Telecommunication Services 3.43%		192,663

AT&T, Inc.	2,680	106,852

CenturyTel, Inc.	250	11,995

Embarq Corp. (I)	780	48,688

Verizon Communications, Inc.	600	25,128

Internet Software & Services 0.20%		11,022

ValueClick, Inc. (I)	550	11,022

Investment Banking & Brokerage 2.54%		142,550

Goldman Sachs Group, Inc. (The)	280	49,283

Merrill Lynch & Co., Inc.	470	34,639

Morgan Stanley	940	58,628

IT Consulting & Other Services 0.97%		54,397

Accenture Ltd. (Class A) (Bermuda) (F)	1,320	54,397

Life & Health Insurance 0.32%		17,934

MetLife, Inc.	280	17,934

Managed Health Care 4.79%		269,030

Aetna, Inc.	970	49,383

CIGNA Corp.	1,690	87,339

Humana, Inc. (I)	1,510	96,776

WellCare Health Plans, Inc. (I)	360	35,532

Movies & Entertainment 1.99%		111,670

News Corp. (Class A)	5,520	111,670

Multi-Line Insurance 1.95%		109,359

Hartford Financial Services Group, Inc. (The)	1,230	109,359

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Multi-Utilities 2.96%		$166,021

Constellation Energy Group	1,090	90,405

Mirant Corp. (I)	610	23,772

Public Service Enterprise Group, Inc.	610	51,844

Office REITs 0.14%		8,006

Boston Properties, Inc.	80	8,006

Oil & Gas Drilling 0.56%		31,548

Diamond Offshore Drilling, Inc.	300	31,548

Oil & Gas Equipment & Services 2.42%		135,929

Global Industries Ltd. (I)	1,330	32,159

Halliburton Co.	3,000	103,770

Oil & Gas Exploration & Production 1.02%		57,189

Devon Energy Corp.	500	37,655

EOG Resources, Inc.	290	19,534

Oil & Gas Refining & Marketing 0.76%		42,778

Tesoro Corp.	270	13,319

Valero Energy Corp.	430	29,459

Personal Products 0.35%		19,451

NBTY, Inc. (I)	530	19,451

Pharmaceuticals 4.98%		279,694

Bristol-Myers Squibb Co.	2,040	59,466

Mylan Laboratories, Inc.	2,130	32,163

Pfizer, Inc.	1,680	41,731

Schering-Plough Corp.	3,980	119,480

Wyeth	580	26,854

Property & Casualty Insurance 1.13%		63,464

ACE Ltd. (Cayman Islands) (F)	480	27,725

Axis Capital Holdings Ltd. (Bermuda) (F)	990	35,739

Reinsurance 0.58%		32,602

Everest Re Group Ltd. (Bermuda) (F)	320	32,602

Retail REITs 0.17%		9,492

Simon Property Group, Inc.	100	9,492

Semiconductor Equipment 1.77%		99,083

Novellus Systems, Inc. (I)	900	24,633

Teradyne, Inc. (I)	5,000	74,450

Semiconductors 1.22%		68,573

Broadcom Corp. (Class A) (I)	950	32,775

Xilinx, Inc.	1,400	35,798

Soft Drinks 1.21%		68,030

PepsiCo, Inc.	1,000	68,030

Specialized REITs 0.28%		15,514

Plum Creek Timber Co., Inc.	370	15,514

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Steel 0.45%			$25,426

Reliance Steel & Aluminum Co.		480	25,426

Systems Software 4.35%			243,895

Check Point Software Technologies Ltd. (Israel) (F)(I)		1,880	44,105

Microsoft Corp.		3,900	112,047

Novell, Inc. (I)		6,560	48,806

Symantec Corp. (I)		2,070	38,937

Technology Distributors 0.32%			18,043

Arrow Electronics, Inc. (I)		430	18,043

Thrifts & Mortgage Finance 0.97%			54,217

Freddie Mac		880	54,217

Tobacco 2.45%			137,559

Altria Group, Inc.		940	65,245

Loews Corp. — Carolina Group		950	72,314

Wireless Telecommunication Services 0.54%			30,088

NII Holdings, Inc. (I)		380	30,088

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 0.48%			$27,000
(Cost $27,000)

Joint Repurchase Agreement 0.48%			27,000

Joint Repurchase Agreement transaction with Barclays Plc,
dated 8-31-07 at 5.100% to be repurchased at $27,015
on 9-4-07, collateralized by $26,908 of U.S. Treasury
Inflation Indexed Note, 2.000%, due 1-15-16 (valued at
$27,540, including interest)	5.100%	$27	27,000

Total investments (Cost $4,623,634) 100.53%			$5,642,057

Other assets and liabilities, net (0.53%)			($29,816)

Total net assets 100.00%			$5,612,241

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipt

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

(I) Non-income-producing security.

See notes to financial statements

Independence Diversified Core Equity Fund II

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 8-31-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments at value (cost $4,623,634)	$5,642,057
Cash	122
Dividends and interest receivable	7,019
Other assets	24,503
Total assets	5,673,701

Liabilities

Payable to affiliates
Management fees	2,360
Other	427
Other payables and accrued expenses	58,673
Total liabilities	61,460

Net assets

Capital paid-in	2,011,213
Accumulated net realized gain on investments	2,632,743
Net unrealized appreciation of investments	1,018,423
Accumulated net investment loss	(50,138)
Net assets	$5,612,241

Net asset value per share

Based on 1,898,927 shares outstanding — the Fund has an unlimited
number of shares authorized with no par value	$2.96

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 8-31-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends (net of foreign withholding taxes of $181)	$47,526
Interest	1,031
Securities lending	20

Total investment income	48,577

Expenses

Investment management fees (Note 2)	15,781
Transfer agent fees (Note 2)	1,578
Compliance fees	368
Accounting and legal services fees (Note 2)	316
Professional fees	14,048
Blue sky fees	10,300
Custodian fees	9,912
Printing fees	9,560
Trustees’ fees	464
Miscellaneous	1,247

Total expenses	63,574

Net investment loss	(14,997)

Realized and unrealized gain (loss)

Net realized gain on
Investments	501,803
Litigation proceeds (Note 6)	139,525
641,328
Change in net unrealized appreciation (depreciation) of
Investments	(358,264)

Net realized and unrealized gain	283,064
Increase in net assets from operations	$268,067

1 Semiannual period from 3-1-07 to 8-31-07. Unaudited.

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Period
	ended	ended
	2-28-07	8-31-07[1]

Increase (decrease) in net assets

From operations
Net investment income (loss)	$131,622	($14,997)
Net realized gain	4,514,035	641,328
Change in net unrealized appreciation (depreciation)	(3,321,071)	(358,264)

Increase in net assets resulting from operations	1,324,586	268,067

Distributions to shareholders
From net investment income	(152,753)	—
From net realized gain	(1,914,647)	—
	(2,067,400)	—
From Fund share transactions	(21,195,169)	(908,046)

Total decrease	(21,937,983)	(639,979)

Net assets
Beginning of period	28,190,203	6,252,220

End of period[2]	$6,252,220	$5,612,241

1 Semiannual period from 3-1-07 to 8-31-07. Unaudited.

2 Includes distributions in excess of net investment income and accumulated net investment loss of $35,141 and $50,138, respectively.

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	2-28-03[1]	2-29-04[1]	2-28-05[1]	2-28-06	2-28-07	8-31-07[2]

Per share operating performance
Net asset value, beginning of period	$6.50	$4.92	$6.65	$3.53	$3.22	$2.84
Net investment income (loss)[3]	0.04	0.04	0.05	0.03	0.02	(0.01)
Net realized and unrealized
gain (loss) on investments	(1.55)	1.74	0.59	0.33	0.30	0.13
Total from investment operations	(1.51)	1.78	0.64	0.36	0.32	0.12
Less distributions
From net investment income	(0.04)	(0.05)	(0.07)	(0.02)	(0.02)	—
From net realized gain	(0.03)	—	(3.69)	(0.65)	(0.68)	—
	(0.07)	(0.05)	(3.76)	(0.67)	(0.70)	—
Net asset value, end of period	$4.92	$6.65	$3.53	$3.22	$2.84	$2.96
Total return[4] (%)	(23.29)	36.28	10.77	11.15	10.17	4.23[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	$61	$37	$25	$28	$6	$6
Ratio of net expenses to average
net assets (%)	0.74	0.71	0.95	0.95	1.04	2.01[6]
Ratio of net investment income
(loss) to average net assets (%)	0.77	0.78	0.91	0.76	0.71	(0.48)[6]
Portfolio turnover (%)	72	77	36	95	115	66[5]

1 Audited by previous auditor.
2 Semiannual period from 3-1-07 through 8-31-07. Unaudited.
3 Based on the average of the shares outstanding.
4 Assumes dividend reinvestment.
5 Not annualized.
6 Annualized.

See notes to financial statements

Independence Diversified Core Equity Fund II

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Independence Diversified Core Equity Fund II (the Fund) is a separate portfolio of John Hancock Institutional Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek above-average total return consisting of capital appreciation and income.

Significant accounting policies of the Fund
are as follows:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2007.

Securities lending

The Fund may lend securities in amounts up to 33 1 / 3 % of the Fund’s total assets. Such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and marked-to-market on a daily basis. The Fund may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending their securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. The Fund invests the cash collateral received in connection with securities lending transactions in JHCIT, a Delaware common law trust and an affiliated fund. JHCIT is exempt from registration under Section 3(c)(7) of the 1940 Act (pursuant to exemptive order issued by the SEC) and is managed by the Adviser, for which the Adviser receives an investment advisory fee of 0.04% of the average daily net assets of JHCIT.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next business day. During the loan period, the Fund continues to retain rights of ownership, including dividends and interest of the loaned securities. There were no securities loaned on August 31, 2007. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of this Interpretation to the Fund and does not believe there is a material impact resulting from the adoption of this Interpretation on the Fund’s financial statements.

Independence Diversified Core Equity Fund II

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended February 28, 2007, the tax character of distributions paid was as follows: ordinary income $835,101 and long-term capital gain $1,232,299.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the Fund’s average daily net asset value up to $1 billion and (b) 0.45% of the Fund’s average daily net assets in excess of $1 billion. The Adviser has a subadvisory agreement with Independence Investment, LLC, which — effective June 1, 2006 — became an affiliate of Convergent Capital Management LLC (Convergent) and changed its name from Independence Investments, LLC. Convergent’s parent company is City National Corporation. Formerly, the Subadviser was a wholly owned indirect subsidiary of the John Hancock Life Insurance Company (JHLICO) and was named Independence Investments Associates, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2007, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund’s average daily net asset value.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $316 with an effective rate of 0.01% of the Fund’s average daily net asset value. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated

Independence Diversified Core Equity Fund II

Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the year ended February 28, 2007 and the period ended August 31, 2007, along with the corresponding dollar value.

	Year ended 2-28-07		Period ended 8-31-07[1]
	Shares	Amount	Shares	Amount

Sold	235,884	$750,460	35,051	$104,473
Distributions reinvested	722,834	2,067,384	—	—
Repurchased	(7,517,140)	(24,013,013)	(338,720)	(1,012,519)

Net decrease	(6,558,422)	($21,195,169)	(303,669)	($908,046)

1Semiannual period 3-1-07 to 8-31-07. Unaudited.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2007, aggregated $4,102,824 and $5,033,068, respectively.

The cost of investments owned on August 31, 2007, including short-term investments, for federal income tax purposes was $4,627,615. Gross unrealized appreciation and depreciation of investments aggregated $1,140,971 and $126,529, respectively, resulting in net unrealized appreciation of $1,014,442. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Litigation proceeds

The Fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

Settlements of litigation for the Fund during the period ended August 31, 2007 are as follows:

Security	Amount Received

AOL Time Warner	$119,314
ConAgra Foods, Inc.	3,216
CVS Corp.	10,547
Qwest Communications Intl.	4,923
St. Paul Travelers	1,359
Worldcom	166
Total	$139,525

Independence Diversified Core Equity Fund II

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Independence Diversified Core
Equity Fund II

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Institutional Series Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Independence Investment LLC (the Subadviser) for the John Hancock Independence Diversified Core Equity Fund II (the Fund). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board viewed favorably that the Fund’s performance during the 1-, 3-, 5- and 10-year periods under review was higher than the performance of the Peer Group and Category medians. The Board noted that, for the 3-year period under review, the Fund’s performance was higher than its benchmark indices, the Russell 1000 and Standard & Poor’s 500. The Board noted that, for the 5-year period, the Fund’s performance was higher than the Standard and Poor’s 500 and lower than the Russell 1000. The Board also noted that, although generally competitive, the Fund’s performance for the 1- and 10-year periods was lower than its benchmark indices, as were the Peer Group and Category medians.

Investment advisory fee and subadvisory
fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group and Category medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board also noted the differences in the funds included in the Peer Group and Category, including differences in the employment of fee waivers. The Board noted that the Fund’s Gross Expense Ratio was lower than the Peer Group and Category medians. The Board also noted that Fund’s Net Expense Ratio was equal to the Peer Group median and lower than the median of the Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered  investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

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The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Custodian
Ronald R. Dion, Chairman	Chief Financial Officer	The Bank of New York
James R. Boyle†	Gordon M. Shone	One Wall Street
James F. Carlin	Treasurer	New York, NY 10286
William H. Cunningham	John G. Vrysen
Charles L. Ladner*	Chief Operating Officer	Transfer agent
Dr. John A. Moore*		John Hancock Signature
Patti McGill Peterson*	Investment adviser	Services, Inc.
Steven R. Pruchansky	John Hancock Advisers, LLC	One John Hancock Way,
	601 Congress Street	Suite 1000
*Members of the Audit Committee	Boston, MA 02210-2805	Boston, MA 02217-1000
†Non-Independent Trustee
	Subadviser	Legal counsel
Officers	Independence Investments	Kirkpatrick & Lockhart
Keith F. Hartstein	LLC	Preston Gates Ellis LLP
President and	160 Federal Street	One Lincoln Street
Chief Executive Officer	Boston, MA 02110	Boston, MA 02111-2950
Thomas M. Kinzler
Secretary and Chief Legal Officer	Principal distributor
Francis V. Knox, Jr.	John Hancock Funds, LLC
Chief Compliance Officer	601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

JOHN HANCOCK FAMILY OF FUNDS

EQUITY	INTERNATIONAL/GLOBAL
Balanced Fund	Global Opportunities Fund
Classic Value Fund	Global Shareholder Yield Fund
Classic Value Fund II	Greater China Opportunities Fund
Classic Value Mega Cap Fund	International Allocation Portfolio
Core Equity Fund	International Classic Value Fund
Growth Fund	International Core Fund
Growth Opportunities Fund	International Growth Fund
Growth Trends Fund
Intrinsic Value Fund	INCOME
Large Cap Equity Fund	Bond Fund
Large Cap Select Fund	Government Income Fund
Mid Cap Equity Fund	High Yield Fund
Multi Cap Growth Fund	Investment Grade Bond Fund
Small Cap Equity Fund	Strategic Income Fund
Small Cap Fund	TAX-FREE INCOME
Small Cap Intrinsic Value Fund	California Tax-Free Income Fund
Sovereign Investors Fund	High Yield Municipal Bond Fund
U.S. Core Fund	Massachusetts Tax-Free Income Fund
U.S. Global Leaders Growth Fund	New York Tax-Free Income Fund
Value Opportunities Fund	Tax-Free Bond Fund

ASSET ALLOCATION
Lifecycle 2010 Portfolio	MONEY MARKET
Lifecycle 2015 Portfolio	Money Market Fund
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio	CLOSED - END
Lifecycle 2030 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2035 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2040 Portfolio	Income Securities Trust
Lifecycle 2045 Portfolio	Investors Trust
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Preferred Income Fund
Lifestyle Balanced Portfolio	Preferred Income II Fund
Lifestyle Conservative Portfolio	Preferred Income III Fund
Lifestyle Growth Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Global Shareholder Yield Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Independence Diversified Core Equity Fund II.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

425SA 8/07
10/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, August 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Proxy Voting Policies and Procedures are attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Institutional Series Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: October 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: October 26, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: October 26, 2007